UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

'Date of report (Date of earliest event reported) February 11, 2013

DIRECTV

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34554	26-4772533
(Commission File Number)	(IRS Employer Identification No.)

2230 East Imperial Highway
El Segundo, California	90245
(Address of Principal Executive Offices)	(Zip Code)

(310) 964-5000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Compensation Grants and Awards

Chief Executive Officer (“CEO”)

Material elements of the 2013 compensation for Michael D. White, Chairman, President and Chief Executive Officer of the Company, including his 2013 salary and bonus and a stock option award, were announced in a Current Report on Form 8-K of DIRECTV which was filed with the Securities and Exchange Commission on November 2, 2012 (“November 2012 8-K”), incorporated herein by reference. In addition, at a meeting on February 12, 2013, the Board of Directors of the Company approved grants for 2013 to Mr. White of stock options and restricted stock units.

The terms and conditions of the stock option grant are set forth in the 2013 Non-Qualified Stock Option Award Agreement to be entered into between DIRECTV and Michael D. White (“White Stock Option Award”), substantially in the form attached hereto as Exhibit 10.1. The stock options will be granted as of the close of business on February 15, 2013, with an exercise price equal to the closing market price on the NASDAQ Global Select Market (“NASDAQ”) of a share of DIRECTV common stock, $.01 par value per share (the “Common Stock”) on that date. The aggregate fair market value as of the grant date is One Million Five Hundred Thousand Dollars ($1,500,000) determined by using the Black-Scholes valuation model. The stock options will vest at the rate of one-third of the options per year on each of December 31, 2013, 2014 and 2015. In determining the target values of this 2013 White Stock Option Award and the restricted stock unit award described in the next paragraph, the Compensation Committee of the Board (“Committee”) considered the annualized value ($4 million) of the November 2012 stock option award described in the November 2012 8-K. The other substantive terms of the options granted in the White Stock Option Award are substantially the same as those described in the November 2012 8-K.

The terms and conditions applicable to the grant of restricted stock units are set forth in the 2013 Performance Stock Unit Award Agreement to be entered into between Mr. White and the Company (the “White Performance Stock Unit Award”), substantially in the form attached hereto as Exhibit 10.2. The White Performance Stock Unit Award will be granted as of the close of business on February 15, 2013 and is a performance-based restricted stock unit award with no vesting until December 31, 2015, except for certain terminations of employment, including death, disability, retirement, involuntary termination without cause or Effective Termination (as defined in the White Performance Stock Unit Award). The specific number of restricted stock units or RSUs represented by the White Performance Stock Unit Award shall be determined by dividing the dollar value of the restricted stock grant for 2013 ($4,500,000) by the closing market price on the NASDAQ of a share of Common Stock on February 15, 2013, rounded up to the next higher whole share. The number of RSUs converted one-for-one and distributed as shares of Common Stock under the White Performance Stock Unit Award will be determined by assessment of the Company’s performance against objective, quantitative performance measures to be established by the Committee within the time required for compliance with IRC Section 162(m). Performance at target would earn the target number of shares; performance above target would increase the number of shares up to a maximum of 150% of the RSUs awarded; performance below target would reduce the number of shares, potentially to zero shares distributed. Except for distribution of shares due to death, no shares will be issued until actual Company performance has been determined by the Committee after the performance period ends on December 31, 2015. The White Performance Stock Unit Award includes dividend equivalents, although the Company does not currently contemplate issuing dividends; the dividend equivalents, if any, will vest or be cancelled one-for-one based on the vesting or cancellation of the underlying RSUs.

The terms and conditions of the White Performance Stock Unit Award and the White Stock Option Award are applicable only to Mr. White and not to any of the other named executive officers. Consequently, references below to “named executive officers” means named executive officers other than the CEO.

Executive Compensation Matters

At a meeting held February 11, 2013, the Committee and, in the case of the CEO, the Board on February 12, 2013, approved executive compensation as follows:

(i)	2013 base salaries for the CEO and the other named executive officers,

(ii)	cash bonuses for 2012 pursuant to the Executive Officer Cash Bonus Plan (“Bonus Plan”) for the CEO and the other named executive officers,

(iii)
for the CEO and the other named executive officers, vesting and issuance of shares of the Company’s common stock pursuant to prior performance-based restricted stock units, or RSUs, granted in 2010, for the performance period 2010-2012 pursuant to The DIRECTV Group, Inc. Amended and Restated 2004 Stock Plan (“2004 Stock Plan”), and

(iv)	grants to the CEO and the other named executive officers of performance-based RSUs and stock options for the performance period 2013-2015 pursuant to the DIRECTV 2010 Stock Plan.
Further information regarding the above is included in the following table:

Name and Position of Executive Officer with the Company	Base Salary for 2013 ($)	Cash Bonus for 2012 ($)	Shares To Be Issued Pursuant to 2010 RSU Award (#)	Restricted Stock Grant for 2013 (1) ($)	Stock Option Grant for 2013 (2) ($)
Michael D. White Chairman, President and Chief Executive Officer	N/A	4,000,000	544,250	4,500,000 (3)	1,500,000 (4)
Patrick T. Doyle Executive Vice President and Chief Financial Officer	846,000	926,000	51,725	1,205,550	401,850

Bruce Churchill President – New Enterprises and DIRECTV Latin America	1,435,000	2,428,000	74,699	1,883,439	627,813

Larry Hunter Executive Vice President and General Counsel	1,128,000	1,185,000	72,932	1,607,400	535,800

Romulo Pontual Executive Vice President and Chief Technology Officer	930,000	780,000	46,682	1,185,750	395,250

Michael Palkovic (5) Executive Vice President Services and Operations	945,000	794,000	57,372	1,311,189	437,063

(1) Dollar value of restricted stock grant for 2013 to be converted to a number of restricted stock units based on the closing price of our common stock on February 15, 2013; see the discussion below in "Restricted Stock Unit".
(2) Target value of stock options to be converted to the number of options following the close of the stock market on
February 15, 2013; see the discussion below in “Stock Option Grants”.
(3) Pursuant to the White Performance Stock Unit Award.
(4) Pursuant to the White Stock Option Award.

(5) Pursuant to SEC rules, Mr. Palkovic is deemed to be a “named executive officer” for purposes of this current report but will not be deemed to be so for future reports related to 2013 compensation.

2012 Bonus Award

In establishing the cash bonus payment to the CEO and each named executive officer, the Committee first determined and certified, pursuant to the terms of the Bonus Plan, that the maximum performance target for 2012 was satisfied, so that the Company could have paid the maximum bonus under the Bonus Plan of five times base salary for the CEO and two times base salary for each named executive officer (a limit set by the Committee that is lower than the maximum in the Bonus Plan).  The Committee exercised its discretion in establishing the amounts of individual bonus awards for the CEO and each named executive officer with each final bonus for 2012 being less than the maximum.  The Committee took into consideration, among other things, each individual’s performance and the financial and operating performance of the Company, including stock price performance in 2012, as well as the separate financial and operating performance of each of the Company’s business segments.

Restricted Stock Unit Awards

With respect to the performance goals for RSUs granted in 2010 to the CEO and other named executive officers, the Committee determined the results for the three performance factors: (i) annual revenue growth, (ii) annual growth in cash flow before interest and taxes, or CFBIT, and (iii) growth in annual earnings per share, or EPS, for the final year of the 2010-2012 three-year performance period. Revenue growth was at the maximum, CFBIT growth was above target but below the maximum and EPS growth slightly below target. After applying the applicable weighting factor to the three performance factors, overall average performance for 2012 was above the maximum (128.1%). This amount was averaged with overall performance in 2011 which was at target (100%) and the overall performance in 2010 which was at the maximum (150%). The final 2010-2012 adjustment factor was above the maximum at 126%. Consequently, the maximum overall performance factor of 125% applied. This 125% performance factor was multiplied by the number of 2010-2012 RSUs granted to each named executive officer to determine the number of RSUs that would be converted one-for-one into shares of DIRECTV common stock and issued to each officer.

With respect to the performance goals for RSUs granted in 2011 to the named executive officers, the Committee determined, for the second year of the 2011-2013 three-year performance period, the results of the three performance factors: (i) annual revenue growth, (ii) annual CFBIT growth, and (iii) annual EPS growth. The results for each of the three performance factors were above target, but below maximum. Overall average performance for 2012 was well above target (146.3%) and will be averaged with the overall average performance for 2011 and 2013 to determine the final 2011-2013 adjustment factor.  In each case, to determine the final adjustment factor, the Committee has reserved discretion to reduce payments or otherwise adjust downward restricted stock unit awards in accordance with the DIRECTV 2010 Stock Plan, and in no event may the final adjustment factor for the entire performance period exceed 150%.

With respect to the performance goals for RSUs granted in 2012 to the named executive officers, the Committee determined, for the first year of the 2012-2014 three-year performance period, the results of the three performance factors: (i) annual revenue growth, (ii) annual CFBIT growth, and (iii) annual net income growth. The performance factors for revenue growth and CFBIT growth were above target, but below maximum, and net income growth was at maximum. Overall average performance for 2012 was above the maximum (160.2%) and will be averaged with the overall average performance for 2013 and 2014 to determine the final 2012-2014 adjustment factor.  In each case, to determine the final adjustment factor, the Committee has reserved discretion to reduce payments or otherwise adjust downward restricted stock unit awards in accordance with the DIRECTV 2010 Stock Plan, and in no event may the final adjustment factor for the entire performance period exceed 150%.

The Committee has not yet established performance goals under the DIRECTV 2010 Stock Plan or under the White Performance Stock Unit Award for the 2013-2015 RSUs to named executive officers and the CEO respectively, primarily because the potential impact of the announced devaluation in Venezuela is still being assessed. However, the Committee did determine that the applicable performance factors are: (i) annual revenue growth, (ii) annual CFBIT growth, and (iii) annual net income growth, over the three-year period from January 1, 2013 through December 31, 2015. These performance factors and the related performance targets and performance ranges will apply to both the White Performance Stock Unit Award and the RSU awards to named executive officers. The RSU grants for the named executive officers include dividend equivalents and would be administered as described above in the White Performance Stock Unit Award.   A copy of the summary terms and conditions for the 2013 performance RSU grants is attached to this report as Exhibit 10.3.

2013 Bonus

The maximum amount payable to the named executive officers in 2013 under the Bonus Plan is determined pursuant to performance factors and targets established by the Committee. A copy of the summary terms and conditions for the 2013 Bonus Plan is attached to this report as Exhibit 10.4.

Stock Option Grants

The Committee also approved the target value of stock option awards to named executive officers for 2013. A copy of the summary terms and conditions for the 2013 stock option grants is attached to this report as Exhibit 10.5. The Committee directed that the stock options will be granted as of the close of business on February 15, 2013, with an exercise price equal to the closing market price on the NASDAQ of a share of Common Stock on that date. Based on that exercise price, the number of options granted to each named executive officer will be determined using the Black-Scholes valuation model. The stock options will vest and become exercisable at the rate of one-third per year on each of December 31, 2013, 2014 and 2015. The options will expire 10 years after the grant date on February 15, 2023.

The description of each document in this report, including the 2004 Stock Plan , previously filed with the SEC on April 27, 2007 as Annex B to The DIRECTV Group, Inc.’s Definitive Proxy Statement, and the DIRECTV 2010 Stock Plan and the Bonus Plan, previously filed with the SEC on April 21, 2010, as Annex A and Annex B respectively, to the Definitive Proxy Statement of DIRECTV, is qualified in its entirety by reference to the applicable document, which is included herein by reference.

ITEM 9.01             Financial Statements and Exhibits

(d)	Exhibits.

10.1	Form of 2013 Non-Qualified Stock Option Award Agreement between DIRECTV and Michael D. White
10.2	Form of 2013 Performance Stock Unit Award Agreement between DIRECTV and Michael D. White
10.3	Summary Terms and Conditions for the 2013 Performance RSU Grants
10.4	Summary Terms and Conditions for the 2013 Bonus
10.5	Summary Terms and Conditions for the 2013 Stock Option Grants

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DIRECTV
(Registrant)

Date: February 15, 2013	By:	/s/ Larry D. Hunter
	Name:	Larry D. Hunter
	Title:	Executive Vice President and General Counsel

Exhibit Index

(d)	Exhibits.

10.1	Form of 2013 Non-Qualified Stock Option Award Agreement between DIRECTV and Michael D. White
10.2	Form of 2013 Performance Stock Unit Award Agreement between DIRECTV and Michael D. White
10.3	Summary Terms and Conditions for the 2013 Performance RSU Grants
10.4	Summary Terms and Conditions for the 2013 Bonus
10.5	Summary Terms and Conditions for the 2013 Stock Option Grants